UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2020

ProLung, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54600	20-1922768
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

350 W. 800 N.
Suite 214
Salt Lake City, Utah	84102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(801) 736-0729

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.02	Unregistered Sales of Equity Securities

On May 22, 2020, ProLung, Inc. (the “Company”) announced it had fully subscribed a private placement (the “Private Placement”) of convertible notes (the “Convertible Notes”) in aggregate principal amount of approximately US$3.3 million to certain purchasers (the “Holders”). Pursuant to the terms of the Convertible Notes, the principal amount of each of the Convertible Notes, in whole but not in part, and up to all of the accrued but unpaid interest thereon, is convertible at the election of the Holders thereof into shares of the common stock of the Company at a conversion price per share of common stock equal to three dollars and twenty cents ($3.20) (the “Conversion Price”), as equitably adjusted to reflect stock dividends, stock splits, combinations, recapitalizations and certain other dilutive matters subsequent to the issuance of the Convertible Notes. Additionally, the Convertible Notes are subject to mandatory conversion upon an initial registered public offering of the Company’s shares (an “IPO”) at a conversion price equal to the lesser of the Conversion Price and 90% of the price at which the shares are sold to the public in the IPO. The Company has already received approximately $3.0 million of the proceeds from the Private Placement and expects to receive the remaining approximately $350,000 in proceeds in June 2020.

The Convertible Notes were sold to “accredited investors” pursuant to the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), [provided by Rule 506(b) of Regulation D] under the Securities Act. Neither the Convertible Notes nor the common shares of the Company issuable upon conversion thereof have been registered under the Securities Act and they may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProLung, Inc.

Dated: May 22, 2020	By	/s/ Jared Bauer
Jared Bauer, Chief Executive Officer